Exhibit 99.1

Buy Privately, Sell Publicly, Capture the Difference™ Q3 2012 Investor Presentation Nasdaq: KIPO www.KeatingCapital.com

2 Disclaimer Buy Privately, Sell Publicly, Capture the DifferenceTM Keating Capital, Inc. (“Keating Capital”) is a Maryland corporation that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Keating Investments, LLC (“Keating Investments”) is an SEC registered investment adviser and acts as an investment adviser and receives base management and/or incentive fees from Keating Capital. Keating Investments and Keating Capital operate under the generic name of Keating. This presentation is a general communication of Keating and is not intended to be a solicitation to purchase or sell any security. This presentation may contain certain forward-looking statements, including statements with regard to the future performance of Keating Capital. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results to differ materially are included in Keating Capital’s Form 10-K and Form 10-Q, and other SEC filings, and include uncertainties of economic, competitive, and market conditions, and future business decisions all of which are difficult or impossible to predict accurately, and many of which are beyond the control of Keating Capital. Although Keating Capital believes that the assumptions underlying the forward-looking statements included herein are reasonable, any of the assumptions could be inaccurate and therefore there can be no assurance that the forward-looking statements included herein will prove to be accurate. Except as required by the federal securities laws, Keating Capital undertakes no obligation to revise or update this presentation (including the slides presented) or any forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

3 Private to Public Value Accretion Opportunity Buy Privately, Sell Publicly, Capture the DifferenceTM Private to Public Valuation Differential Pre-IPO Investment Targeted 2x Return Over 3 Years from which Kating Capital targets a 2x return on its investment over a targeted 3 year investment horizon invest in the final round of prvate financing before a company goes public (expected within 18 months after our investment. We believe that public companies are typically valued 2x higher than private companies which creates an opportunity to

4 About Keating Capital (Nasdaq: KIPO) Buy Privately, Sell Publicly, Capture the DifferenceTM

5 Experienced Deal Sourcing & Diligence Team Buy Privately, Sell Publicly, Capture the DifferenceTM

6 20 Investments Totaling $62 Million1 Since Inception Buy Privately, Sell Publicly, Capture the DifferenceTM

7 Portfolio Composition Buy Privately, Sell Publicly, Capture the DifferenceTM

8 Characteristics of Portfolio Company Investments1 Buy Privately, Sell Publicly, Capture the DifferenceTM

9 Select Co-Investors in the Same Round as KIPO Lead Investor Lead Investor Buy Privately, Sell Publicly, Capture the DifferenceTM

10 Select Co-Investors in the Same Round as KIPO Lead Investor Buy Privately, Sell Publicly, Capture the DifferenceTM

11 Structurally Protected Appreciation Detail Buy Privately, Sell Publicly, Capture the DifferenceTM

12 Portfolio Value & Structurally Protected Appreciation Potential Buy Privately, Sell Publicly, Capture the DifferenceTM

13 Summary Buy Privately, Sell Publicly, Capture the DifferenceTM

14 Exhibits Portfolio Company Holding Period Analysis…A-1 Current Portfolio Company Investments by Industry A-2 Portfolio Company Characteristics. A-3 Portfolio Company Investments Detail. A-4 Summary of Assets & NAV. A-5 Change in NAV.. A-6 Performance Scorecard A-7 Corporate Information.. A-8 Buy Privately, Sell Publicly, Capture the DifferenceTM

A‐1 Buy Privately, Sell Publicly, Capture the DifferenceTM Portfolio Company Holding Period Analysis1

A‐2 Current Portfolio Company Investments by Industry1 Buy Privately, Sell Publicly, Capture the DifferenceTM

A‐3 Portfolio Company Characteristics Buy Privately, Sell Publicly, Capture the DifferenceTM

A‐4 Portfolio Company Investments Detail Buy Privately, Sell Publicly, Capture the DifferenceTM

A‐5 Summary of Assets & NAV Buy Privately, Sell Publicly, Capture the DifferenceTM

A‐6 Change in Net Asset Value Buy Privately, Sell Publicly, Capture the DifferenceTM

A‐7 Performance Review: Capital Gains and Distributions Buy Privately, Sell Publicly, Capture the DifferenceTM

A‐8 Corporate Information Buy Privately, Sell Publicly, Capture the DifferenceTM